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                                                                   EXHIBIT 10.01


                          [ProFutures, Inc. Letterhead]





                                 August 31, 1999


VIA OVERNIGHT COURIER

Charles Mizrahi, President
Hampton Investors, Inc.
2519 Avenue U
Brooklyn, New York 11229

RE: HAMPTON INVESTORS INC. FIRST AMENDED AND RESTATED ADVISORY CONTRACT WITH PROFUTURES LONG/SHORT GROWTH FUND, L.P. (THE "FUND")


Dear Charles:

This letter will confirm that the August 31, 1998 First Amended and Restated Advisory Contract between you and the Fund is hereby renewed until August 31, 2000.

Your very truly,

PROFUTURES LONG/SHORT GROWTH FUND, L.P.
By: ProFutures, Inc. its General Partner

By: /s/ GARY D. HALBERT
   ---------------------------------------
        Gary D. Halbert, President